DISCOVER FINANCIAL SERVICES										Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	December 31, 2013 vs. December 31, 2012		Dec 31, 2013	Dec 31, 2012	2013 vs. 2012
EARNINGS SUMMARY
Interest Income	$1,842	$1,787	$1,727	$1,708	$1,740	$102	6%	$7,064	$6,735	$329	5%
Interest Expense	273	278	297	298	312	(39)	(13%)	1,146	1,314	(168)	(13%)
Net Interest Income	1,569	1,509	1,430	1,410	1,428	141	10%	5,918	5,421	497	9%
Discount/Interchange Revenue	574	550	546	492	559	15	3%	2,162	2,075	87	4%
Rewards Cost	295	274	238	229	318	(23)	(7%)	1,036	1,068	(32)	(3%)
Discount and Interchange Revenue, net	279	276	308	263	241	38	16%	1,126	1,007	119	12%
Protection Products Revenue	84	90	88	88	98	(14)	(14%)	350	407	(57)	(14%)
Loan Fee Income	85	78	76	81	83	2	2%	320	324	(4)	(1%)
Transaction Processing Revenue	46	46	47	53	55	(9)	(16%)	192	218	(26)	(12%)
Other Income	66	63	92	97	111	(45)	(41%)	318	313	5	2%
Total Other Income	560	553	611	582	588	(28)	(5%)	2,306	2,269	37	2%

Revenue Net of Interest Expense	2,129	2,062	2,041	1,992	2,016	113	6%	8,224	7,690	534	7%

Provision for Loan Losses	354	333	240	159	370	(16)	(4%)	1,086	852	234	27%

Employee Compensation and Benefits	297	292	285	290	280	17	6%	1,164	1,054	110	10%
Marketing and Business Development	189	174	185	169	187	2	1%	717	610	107	18%
Information Processing & Communications	89	81	85	78	77	12	16%	333	291	42	14%
Professional Fees	108	97	101	104	115	(7)	(6%)	410	435	(25)	(6%)
Premises and Equipment	22	21	20	19	22	0	0%	82	78	4	5%
Other Expense	133	118	144	93	122	11	9%	488	606	(118)	(19%)
Total Other Expense	838	783	820	753	803	35	4%	3,194	3,074	120	4%

Income Before Income Taxes	937	946	981	1,080	843	94	11%	3,944	3,764	180	5%
Tax Expense	335	353	379	407	304	31	10%	1,474	1,413	61	4%
Net Income	$602	$593	$602	$673	$539	$63	12%	$2,470	$2,351	$119	5%

Net Income Allocated to Common Stockholders	$588	$579	$588	$659	$530	$58	11%	$2,414	$2,325	$89	4%

Effective Tax Rate	35.8%	37.3%	38.6%	37.7%	36.1%			37.4%	37.5%

Net Interest Margin	9.81%	9.64%	9.44%	9.39%	9.40%	41	bps	9.57%	9.29%	28	bps
ROE	22%	23%	23%	27%	22%			24%	26%

Ending Common Shares Outstanding	472	479	486	493	498	(26)	(5%)	472	498	(26)	(5%)
Weighted Average Common Shares Outstanding	475	482	489	496	500	(25)	(5%)	485	516	(31)	(6%)
Weighted Average Common Shares Outstanding (fully diluted)	477	484	490	497	502	(25)	(5%)	487	517	(30)	(6%)

PER SHARE STATISTICS
Basic EPS	$1.24	$1.20	$1.20	$1.33	$1.06	$0.18	17%	$4.97	$4.51	$0.46	10%
Diluted EPS	$1.23	$1.20	$1.20	$1.33	$1.06	$0.17	16%	$4.96	$4.50	$0.46	10%
Common Stock Price (period end)	$55.95	$50.54	$47.64	$44.84	$38.55	$17.40	45%	$55.95	$38.55	$17.40	45%
Book Value per share	$22.89	$22.14	$21.52	$20.90	$19.83	$3.06	15%	$22.89	$19.83	$3.06	15%

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	December 31, 2013 vs. December 31, 2012		Dec 31, 2013	Dec 31, 2012	2013 vs. 2012
SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$911	$918	$1,002	$1,033	$811	$100	12%	$3,864	$3,586	$278	8%
Payment Services	26	28	(21)	47	32	(6)	(19%)	80	178	(98)	(55%)
Total	$937	$946	$981	$1,080	$843	$94	11%	$3,944	$3,764	$180	5%

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	522	500	483	442	501	21	4%	1,947	1,851	96	5%
PULSE Network	1,044	1,053	1,067	1,023	1,067	(23)	(2%)	4,187	4,328	(141)	(3%)
Total	1,566	1,553	1,550	1,465	1,568	(2)	(0%)	6,134	6,179	(45)	(1%)

NETWORK VOLUME
PULSE Network	$40,368	$39,458	$40,060	$39,919	$40,441	($73)	(0%)	$159,805	$160,563	($758)	(0%)
Network Partners	2,613	2,507	2,442	2,246	2,456	157	6%	9,808	8,883	925	10%
Diners Club International [1]	6,826	6,549	6,848	6,644	7,204	(378)	(5%)	26,867	28,493	(1,626)	(6%)
Total Payment Services	49,807	48,514	49,350	48,809	50,101	(294)	(1%)	196,480	197,939	(1,459)	(1%)
Discover Network - Proprietary	30,622	28,880	28,551	25,738	29,746	876	3%	113,791	109,377	4,414	4%
Total	$80,429	$77,394	$77,901	$74,547	$79,847	$582	1%	$310,271	$307,316	$2,955	1%

[1] Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment.
Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	December 31, 2013 vs. December 31, 2012
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$11,727	$10,820	$11,224	$13,819	$9,106	$2,621	29%
Total Loan Receivables	65,771	62,738	61,703	60,384	62,598	3,173	5%
Allowance for Loan Losses	(1,648)	(1,598)	(1,556)	(1,634)	(1,788)	140	8%
Net Loan Receivables	64,123	61,140	60,147	58,750	60,810	3,313	5%
Premises and Equipment, net	654	639	607	572	538	116	22%
Goodwill and Intangible Assets, net	469	472	475	473	475	(6)	(1%)
Other Assets	2,367	2,473	2,491	2,525	2,562	(195)	(8%)
Total Assets	$79,340	$75,544	$74,944	$76,139	$73,491	$5,849	8%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$28,357	$28,854	$29,063	$28,724	$28,031	$326	1%
Brokered Deposits and Other Deposits	16,602	14,263	13,505	13,670	14,182	2,420	17%
Deposits	44,959	43,117	42,568	42,394	42,213	2,746	7%
Borrowings	20,614	18,789	18,295	19,520	17,993	2,621	15%
Accrued Expenses and Other Liabilities	2,958	3,036	3,633	3,926	3,412	(454)	(13%)
Total Liabilities	68,531	64,942	64,496	65,840	63,618	4,913	8%
Total Equity	10,809	10,602	10,448	10,299	9,873	936	9%
Total Liabilities and Stockholders' Equity	$79,340	$75,544	$74,944	$76,139	$73,491	$5,849	8%

BALANCE SHEET STATISTICS
Total Common Equity	$10,249	$10,042	$9,888	$9,739	$9,313	$936	10%
Total Common Equity/Total Assets	12.9%	13.3%	13.2%	12.8%	12.7%
Total Common Equity/Net Loans	16.0%	16.4%	16.4%	16.6%	15.3%

Tangible Assets	$78,871	$75,072	$74,469	$75,666	$73,015	$5,856	8%
Tangible Common Equity [1]	$9,780	$9,570	$9,413	$9,266	$8,838	$942	11%
Tangible Common Equity/Tangible Assets [1]	12.4%	12.7%	12.6%	12.2%	12.1%
Tangible Common Equity/Net Loans [1]	15.3%	15.7%	15.6%	15.8%	14.5%
Tangible Common Equity per share [1]	$20.71	$19.99	$19.38	$18.80	$17.75	$2.96	17%

REGULATORY CAPITAL RATIOS
Total Risk Based Capital Ratio	17.4%	17.9%	17.8%	17.9%	16.8%
Tier 1 Risk Based Capital Ratio	15.2%	15.6%	15.5%	15.6%	14.5%
Tier 1 Common Capital Ratio [2]	14.3%	14.7%	14.6%	14.7%	13.6%
Tier 1 Leverage Ratio	13.4%	13.7%	13.4%	13.4%	12.7%

LIQUIDITY
Liquidity Portfolio	$11,115	$10,177	$9,717	$12,530	$8,332	$2,783	33%
Undrawn Credit Facilities [3]	21,500	20,987	18,496	17,415	17,237	4,263	25%
Total Liquidity	$32,615	$31,164	$28,213	$29,945	$25,569	$7,046	28%

[1] Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule.

[2] Tier 1 Common Capital Ratio is calculated using tier 1 common capital, a non-GAAP measure. The Company believes the tier 1 common capital ratio is meaningful to investors to assess the quality and composition of the Company’s capital. For corresponding reconciliation of tier 1 common capital to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule.

[3] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio.
Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	December 31, 2013 vs. December 31, 2012
AVERAGE BALANCES
Assets
Cash and Investment Securities	$11,661	$9,732	$11,097	$10,497	$10,937	$724	7%
Restricted Cash	488	438	1,176	720	1,160	(672)	(58%)
Credit Card Loans	50,957	50,017	49,002	49,267	49,173	1,784	4%
Private Student Loans	8,124	7,941	7,925	7,989	7,750	374	5%
Personal Loans	4,114	3,843	3,511	3,344	3,248	866	27%
Other Loans	248	309	355	303	306	(58)	(19%)
Total Loans	63,443	62,110	60,793	60,903	60,477	2,966	5%
Total Interest Earning Assets	75,592	72,280	73,066	72,120	72,574	3,018	4%
Allowance for Loan Losses	(1,575)	(1,564)	(1,600)	(1,822)	(1,707)	132	8%
Other Assets	4,405	4,352	4,274	4,362	4,192	213	5%
Total Assets	$78,422	$75,068	$75,740	$74,660	$75,059	$3,363	4%

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	$28,592	$29,009	$28,946	$28,391	$27,890	$702	3%
Brokered Deposits and Other Deposits	15,669	13,414	13,756	13,663	14,119	1,550	11%
Total Interest-bearing Deposits	44,261	42,423	42,702	42,054	42,009	2,252	5%
Short-term Borrowings	114	173	270	240	245	(131)	(53%)
Securitized Borrowings	16,584	15,625	16,412	16,574	17,540	(956)	(5%)
Other Long-term Borrowings	3,099	2,778	2,487	2,059	1,829	1,270	69%
Total Interest-bearing Liabilities	64,058	60,999	61,871	60,927	61,623	2,435	4%
Other Liabilities & Stockholders' Equity	14,364	14,069	13,869	13,733	13,436	928	7%
Total Liabilities and Stockholders' Equity	$78,422	$75,068	$75,740	$74,660	$75,059	$3,363	4%

AVERAGE RATES
Assets
Cash and Investment Securities	0.77%	0.79%	0.82%	0.89%	0.87%	(10)	bps
Restricted Cash	0.06%	0.09%	0.11%	0.10%	0.12%	(6)	bps
Credit Card Loans	12.08%	12.00%	11.97%	11.94%	12.02%	6	bps
Private Student Loans	6.63%	6.51%	6.52%	6.52%	6.48%	15	bps
Personal Loans	12.53%	12.57%	12.51%	12.45%	12.41%	12	bps
Other Loans	3.12%	3.43%	3.27%	3.50%	3.30%	(18)	bps
Total Loans	11.38%	11.29%	11.24%	11.22%	11.29%	9	bps
Total Interest Earning Assets	9.67%	9.81%	9.48%	9.60%	9.54%	13	bps

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	1.33%	1.42%	1.50%	1.53%	1.57%	(24)	bps
Brokered Deposits and Other Deposits	1.58%	1.92%	2.21%	2.36%	2.43%	(85)	bps
Total Interest-bearing Deposits	1.42%	1.58%	1.73%	1.80%	1.86%	(44)	bps
Short-term Borrowings	2.04%	1.78%	1.36%	1.45%	1.32%	72	bps
Securitized Borrowings	1.65%	1.70%	1.78%	1.84%	1.79%	(14)	bps
Other Long-term Borrowings	5.78%	5.91%	6.26%	7.04%	7.87%	(209)	bps
Total Interest-bearing Liabilities	1.69%	1.81%	1.92%	1.99%	2.01%	(32)	bps

Net Interest Margin	9.81%	9.64%	9.44%	9.39%	9.40%	41	bps
Net Yield on Interest-earning Assets	8.23%	8.28%	7.85%	7.93%	7.83%	40	bps

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	December 31, 2013 vs. December 31, 2012		Dec 31, 2013	Dec 31, 2012	2013 vs. 2012
TOTAL LOAN RECEIVABLES
Ending Loans [1,2]	$65,771	$62,738	$61,703	$60,384	$62,598	$3,173	5%	$65,771	$62,598	$3,173	5%
Average Loans [1,2]	$63,443	$62,110	$60,793	$60,903	$60,477	$2,966	5%	$61,820	$58,336	$3,484	6%

Interest Yield	11.38%	11.29%	11.24%	11.22%	11.29%	9	bps	11.28%	11.38%	(10)	bps
Gross Principal Charge-off Rate	2.63%	2.66%	2.99%	3.00%	2.93%	(30)	bps	2.81%	3.23%	(42)	bps
Gross Principal Charge-off Rate excluding PCI Loans [3]	2.82%	2.86%	3.23%	3.24%	3.19%	(37)	bps	3.03%	3.53%	(50)	bps
Net Principal Charge-off Rate	1.90%	1.86%	2.10%	2.08%	2.06%	(16)	bps	1.98%	2.24%	(26)	bps
Net Principal Charge-off Rate excluding PCI Loans [3]	2.03%	2.00%	2.27%	2.25%	2.24%	(21)	bps	2.14%	2.45%	(31)	bps
Delinquency Rate (over 30 days) excluding PCI Loans [3]	1.64%	1.60%	1.50%	1.68%	1.69%	(5)	bps	1.64%	1.69%	(5)	bps
Delinquency Rate (over 90 days) excluding PCI Loans [3]	0.77%	0.72%	0.73%	0.84%	0.82%	(5)	bps	0.77%	0.82%	(5)	bps
Gross Principal Charge-off Dollars	$421	$416	$453	$449	$446	($25)	(6%)	$1,739	$1,886	($147)	(8%)
Net Principal Charge-off Dollars	$304	$291	$318	$313	$313	($9)	(3%)	$1,226	$1,309	($83)	(6%)
Net Interest and Fee Charge-off Dollars	$82	$79	$85	$93	$90	($8)	(9%)	$339	$400	($61)	(15%)
Loans Delinquent Over 30 Days [3]	$1,010	$933	$861	$940	$981	$29	3%	$1,010	$981	$29	3%
Loans Delinquent Over 90 Days [3]	$475	$421	$419	$469	$478	($3)	(1%)	$475	$478	($3)	(1%)

Allowance for Loan Loss (period end)	$1,648	$1,598	$1,556	$1,634	$1,788	($140)	(8%)	$1,648	$1,788	($140)	(8%)
Change in Loan Loss Reserves	$50	$42	($78)	($154)	$57	($7)	(12%)	($140)	($457)	$317	69%
Reserve Rate	2.51%	2.55%	2.52%	2.71%	2.86%	(35)	bps	2.51%	2.86%	(35)	bps
Reserve Rate Excluding PCI Loans [3]	2.63%	2.73%	2.72%	2.93%	3.09%	(46)	bps	2.63%	3.09%	(46)	bps

CREDIT CARD LOANS
Ending Loans	$53,150	$50,360	$49,791	$48,655	$51,135	$2,015	4%	$53,150	$51,135	$2,015	4%
Average Loans	$50,957	$50,017	$49,002	$49,267	$49,173	$1,784	4%	$49,816	$47,539	$2,277	5%

Interest Yield	12.08%	12.00%	11.97%	11.94%	12.02%	6	bps	12.00%	12.14%	(14)	bps
Gross Principal Charge-off Rate	2.98%	3.02%	3.41%	3.48%	3.37%	(39)	bps	3.22%	3.77%	(55)	bps
Net Principal Charge-off Rate	2.09%	2.05%	2.34%	2.36%	2.31%	(22)	bps	2.21%	2.56%	(35)	bps
Delinquency Rate (over 30 days)	1.72%	1.67%	1.58%	1.77%	1.79%	(7)	bps	1.72%	1.79%	(7)	bps
Delinquency Rate (over 90 days)	0.84%	0.78%	0.80%	0.91%	0.90%	(6)	bps	0.84%	0.90%	(6)	bps
Gross Principal Charge-off Dollars	$384	$381	$417	$422	$417	($33)	(8%)	$1,604	$1,791	($187)	(10%)
Net Principal Charge-off Dollars	$269	$258	$286	$287	$286	($17)	(6%)	$1,100	$1,219	($119)	(10%)
Loans Delinquent Over 30 Days	$912	$843	$789	$862	$917	($5)	(1%)	$912	$917	($5)	(1%)
Loans Delinquent Over 90 Days	$447	$395	$398	$442	$460	($13)	(3%)	$447	$460	($13)	(3%)

Allowance for Loan Loss (period end)	$1,406	$1,393	$1,360	$1,453	$1,613	($207)	(13%)	$1,406	$1,613	($207)	(13%)
Change in Loan Loss Reserves	$13	$33	($93)	($160)	$48	($35)	(73%)	($207)	($488)	$281	58%
Reserve Rate	2.65%	2.77%	2.73%	2.99%	3.15%	(50)	bps	2.65%	3.15%	(50)	bps

Total Discover Card Volume	$31,755	$30,275	$29,684	$26,880	$31,085	$670	2%	$118,594	$115,086	$3,508	3%
Discover Card Sales Volume	$29,530	$27,989	$27,574	$24,864	$28,728	$802	3%	$109,957	$106,139	$3,818	4%

[1] Total Loans includes mortgages and other loans.

[2] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables.

[3] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the company is recognizing interest income on a pool of loans, it is all considered to be performing.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	December 31, 2013 vs. December 31, 2012		Dec 31, 2013	Dec 31, 2012	2013 vs. 2012
PRIVATE STUDENT LOANS
Ending Loans	$8,148	$8,125	$7,881	$7,987	$7,774	$374	5%	$8,148	$7,774	$374	5%
Ending PCI Loans [1]	$4,178	$4,303	$4,434	$4,561	$4,702	($524)	(11%)	$4,178	$4,702	($524)	(11%)

Interest Yield	6.63%	6.51%	6.52%	6.52%	6.48%	15	bps	6.54%	6.46%	8	bps
Net Principal Charge-off Rate	0.67%	0.60%	0.68%	0.35%	0.38%	29	bps	0.58%	0.26%	32	bps
Net Principal Charge-off Rate excluding PCI Loans [2]	1.41%	1.33%	1.58%	0.82%	1.00%	41	bps	1.30%	0.75%	55	bps
Delinquency Rate (over 30 days) excluding PCI Loans [2]	1.66%	1.60%	1.38%	1.48%	1.22%	44	bps	1.66%	1.22%	44	bps

Reserve Rate	1.39%	1.02%	1.04%	1.04%	0.96%	43	bps	1.39%	0.96%	43	bps
Reserve Rate excluding PCI Loans [2]	2.14%	2.18%	2.38%	2.43%	2.44%	(30)	bps	2.14%	2.44%	(30)	bps

PERSONAL LOANS
Ending Loans	$4,191	$3,995	$3,630	$3,395	$3,296	$895	27%	$4,191	$3,296	$895	27%

Interest Yield	12.53%	12.57%	12.51%	12.45%	12.41%	12	bps	12.52%	12.36%	16	bps
Net Principal Charge-off Rate	2.00%	2.01%	2.24%	2.30%	2.47%	(47)	bps	2.13%	2.34%	(21)	bps
Delinquency Rate (over 30 days)	0.70%	0.65%	0.64%	0.76%	0.77%	(7)	bps	0.70%	0.77%	(7)	bps

Reserve Rate	2.67%	2.66%	2.70%	2.86%	3.02%	(35)	bps	2.67%	3.02%	(35)	bps

[1] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables.

[2] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the company is recognizing interest income on a pool of loans, it is all considered to be performing.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	December 31, 2013 vs. December 31, 2012		Dec 31, 2013	Dec 31, 2012	2013 vs. 2012
DIRECT BANKING
Interest Income	$1,842	$1,787	$1,727	$1,708	$1,740	$102	6%	$7,064	$6,735	$329	5%
Interest Expense	273	278	297	298	312	(39)	(13%)	1,146	1,314	(168)	(13%)
Net Interest Income	1,569	1,509	1,430	1,410	1,428	141	10%	5,918	5,421	497	9%
Other Income	475	475	531	495	501	(26)	(5%)	1,976	1,925	51	3%
Revenue Net of Interest Expense	2,044	1,984	1,961	1,905	1,929	115	6%	7,894	7,346	548	7%
Provision for Loan Losses	352	333	225	159	370	(18)	(5%)	1,069	852	217	25%
Total Other Expense	781	733	734	713	748	33	4%	2,961	2,908	53	2%
Income Before Income Taxes	$911	$918	$1,002	$1,033	$811	$100	12%	$3,864	$3,586	$278	8%

Net Interest Margin	9.82%	9.65%	9.44%	9.39%	9.40%	42	bps	9.58%	9.29%	29	bps
Pretax Return on Loan Receivables	5.70%	5.88%	6.61%	6.87%	5.34%	36	bps	6.26%	6.15%	11	bps

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM	—	—	—	NM
Other Income	85	78	80	87	87	(2)	(2%)	330	344	(14)	(4%)
Revenue Net of Interest Expense	85	78	80	87	87	(2)	(2%)	330	344	(14)	(4%)
Provision for Loan Losses	2	—	15	—	—	2	NM	17	—	17	NM
Total Other Expense	57	50	86	40	55	2	4%	233	166	67	40%
Income Before Income Taxes	$26	$28	($21)	$47	$32	($6)	(19%)	$80	$178	($98)	(55%)

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
GLOSSARY OF FINANCIAL TERMS

Book Value per share represents total equity divided by ending common shares outstanding.

Delinquency Rate (Over 30 Days) represents loans delinquent over thirty days divided by ending loans (total or respective loans, as appropriate).

Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided by ending loans (total or respective loans, as appropriate).

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding.

Effective Tax Rate represents tax expense divided by income before income taxes.

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period.

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period.

Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments.

Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities.

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period.

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period.

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period.

Proprietary Network Volume represents gross proprietary sales volume on the Discover Network.

Regulatory Capital Ratios are regulatory measures used to evaluate capital adequacy. To be considered "well-capitalized," total risk-based, tier 1 risk-based, and tier 1 leverage ratios of 10%, 6% and 5% respectively must be maintained. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets. Tier 1 Common Capital Ratio represents tier 1 common capital, a non-GAAP measure, divided by risk-weighted assets. For corresponding reconciliation of tier 1 common capital to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule.

Reserve Rate represents the allowance for loan losses divided by total loans.

Return on Equity represents net income (annualized) divided by average total equity for the reporting period.

Tangible Assets represents total assets less goodwill and intangibles.

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule.

Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end).

Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding.

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles.

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio).

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012
GAAP total common equity	$10,249	$10,042	$9,888	$9,739	$9,313
Less: Goodwill	(284)	(284)	(284)	(286)	(286)
Less: Intangibles	(185)	(188)	(191)	(187)	(189)
Tangible common equity [1]	$9,780	$9,570	$9,413	$9,266	$8,838
Effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common capital	69	110	106	83	72
Total tier 1 common capital [2]	$9,849	$9,680	$9,519	$9,349	$8,910

Risk weighted assets	$68,649	$65,741	$65,087	$63,598	$65,522
Tier 1 common capital ratio [3]	14.3%	14.7%	14.6%	14.7%	13.6%

GAAP book value per share	$22.89	$22.14	$21.52	$20.90	$19.83
Less: Goodwill	(0.60)	(0.59)	(0.59)	(0.58)	(0.58)
Less: Intangibles	(0.39)	(0.39)	(0.40)	(0.38)	(0.38)
Less: Preferred Stock	(1.19)	(1.17)	(1.15)	(1.14)	(1.12)
Tangible common equity per share	$20.71	$19.99	$19.38	$18.80	$17.75

[1] Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so we advise users of this information to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the company.

[2] Tier 1 common capital, a non-GAAP financial measure, represents common equity and the effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common capital, less goodwill and intangibles. A reconciliation of tier 1 common capital to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use tier 1 common capital and definitions may vary, so we advise users of this information to exercise caution in comparing tier 1 common capital of different companies. Tier 1 common capital is included to support the tier 1 common capital ratio which is meaningful to investors to assess the quality and composition of the Company’s capital.

[3] Tier 1 common capital ratio is calculated using tier 1 common capital, a non-GAAP measure, divided by risk weighted assets.